UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2010
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	77-0148231
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2655 Seely Avenue, Building 5
San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
As part of the final review of the Form 10-Q for the quarter ended July 3, 2010 it was determined that, as a result of the accounting treatment for certain deferred payments in connection with Cadence Design Systems, Inc.’s (“Cadence”) acquisition of Denali Software, Inc., the second quarter 2010 Financial Schedules (“Q2 2010 Financial Schedules”) to Cadence’s earnings release dated July 28, 2010 (the “Q2 Earnings Release”) incorrectly categorized certain amounts reflected in the Q2 2010 Financial Schedules. The corrected amounts are provided herein and are in thousands, except for per share amounts.
•	In the Condensed Consolidated Balance Sheets as of July 3, 2010:
•	The actual amount of Prepaid expenses and other is $71,448 instead of $62,308, and the actual amount of Goodwill is $158,227 instead of $167,367, but Total Assets remains unchanged at $1,695,755.

•	The actual amount of Accounts payable and accrued liabilities is $153,982 instead of $153,220, and the actual amount of Accumulated deficit is $1,215,391 instead of $1,214,629, but Total liabilities and stockholders’ equity remains unchanged at $1,695,755.
•	In the Condensed Consolidated Statements of Operations for the three months ended July 3, 2010, the actual amount of Research and development expense is $91,880 instead of $91,118, and the actual amount of Net income is $48,607 instead of $49,369. Diluted net income per share for the same period is decreased because of the $762 in additional Research and development expense, which reduces Diluted net income per share by $0.003, which, with rounding, results in Diluted net income per share of $0.18 instead of $0.19.

•	In the Condensed Consolidated Statements of Cash Flows for the three months ended July 3, 2010, the actual amount of Net income is $48,607 instead of $49,369, the actual amount of Change in Prepaid expenses and other is $(12,260) instead of $(3,120), the actual amount of Change in Accounts payable and accrued liabilities is $5,101 instead of $4,339, and the actual amount of Cash paid in business combinations and asset acquisitions, net of cash acquired is $(253,951) instead of $(263,091), but Cash and cash equivalents remained unchanged at $475,603.
Appropriate changes in subtotal amounts are also reflected below and in the Q2 2010 Financial Schedules, which are posted on Cadence’s website at www.cadence.com, and the correct amounts are reflected in Cadence’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2010, filed today.
As a result of this accounting treatment, the guidance for third quarter 2010 GAAP net loss per diluted share is expected to be in the range of $(0.10) to $(0.08) instead of $(0.08) to $(0.06) and the guidance for fiscal 2010 GAAP net loss per diluted share is expected to be in the range of $(0.04) to $(0.00) instead of $(0.01) to $0.03.
All other guidance under “Business Outlook” in the Q2 Earnings Release remains unchanged, including the guidance for net income per diluted share using the non-GAAP measure set forth in the Q2 Earnings Release.

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
July 3, 2010, As Reflected in Financial Statement Schedules Dated July 28, 2010 and
As Updated on August 4, 2010
(In thousands)
(Unaudited)

	July 3, 2010	Adjustments	July 3, 2010
	As reflected in		As updated on
	financial statement		August 4, 2010
	schedules dated
	July 28, 2010
Current Assets:
Cash and cash equivalents	$475,603	$—	$475,603
Short-term investments	2,860	—	2,860
Receivables, net of allowances of $11,194	191,291	—	191,291
Inventories	23,874	—	23,874
Prepaid expenses and other	62,308	9,140	71,448

Total current assets	755,936	9,140	765,076

Property, plant and equipment, net of accumulated depreciation of $652,965	295,073	—	295,073
Goodwill	167,367	(9,140)	158,227
Acquired intangibles, net of accumulated amortization of $90,983	192,422	—	192,422
Installment contract receivables	40,296	—	40,296
Other assets	244,661	—	244,661

Total Assets	$1,695,755	$—	$1,695,755

Current Liabilities:
Accounts payable and accrued liabilities	$153,220	$762	$153,982
Current portion of deferred revenue	290,105	—	290,105

Total current liabilities	443,325	762	444,087

Long-Term Liabilities:
Long-term portion of deferred revenue	92,477	—	92,477
Convertible notes	541,767	—	541,767
Other long-term liabilities	454,744	—	454,744

Total long-term liabilities	1,088,988	—	1,088,988

Stockholders’ Equity:
Common stock and capital in excess of par value	1,708,610	—	1,708,610
Treasury stock, at cost	(370,700)	—	(370,700)
Accumulated deficit	(1,214,629)	(762)	(1,215,391)
Accumulated other comprehensive income	40,161	—	40,161

Total stockholders’ equity	163,442	(762)	162,680

Total liabilities and stockholders’ equity	$1,695,755	$—	$1,695,755

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Operations
For the Three Months Ended July 3, 2010, As Reflected in Financial Statement Schedules Dated July 28, 2010 and
As Updated on August 4, 2010
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	July 3, 2010	Adjustments	July 3, 2010
	As reflected in		As updated on
	financial		August 4, 2010
	statement
	schedules dated
	July 28, 2010
Revenue:
Product	$117,066	—	$117,066
Services	25,258	—	25,258
Maintenance	84,740	—	84,740

Total revenue	227,064	—	227,064

Costs and Expenses:
Cost of product	7,123	—	7,123
Cost of services	21,556	—	21,556
Cost of maintenance	10,481	—	10,481
Marketing and sales	71,513	—	71,513
Research and development	91,118	762	91,880
General and administrative	17,058	—	17,058
Amortization of acquired intangibles	2,551	—	2,551
Restructuring and other charges (credits)	(317)	—	(317)

Total costs and expenses	221,083	762	221,845

Income from operations	5,981	(762)	5,219

Interest expense	(7,972)	—	(7,972)
Other expense, net	(3,100)	—	(3,100)

Loss before benefit for income taxes	(5,091)	(762)	(5,853)

Benefit for income taxes	(54,460)	—	(54,460)

Net income	$49,369	$(762)	$48,607

Basic net income per share	$0.19		$0.19

Diluted net income per share *	$0.19		$0.18

Weighted average common shares outstanding — basic	262,163		262,163

Weighted average common shares outstanding — diluted	266,423		266,423

*	The actual Diluted net income per share is reduced because of the $762 in additional Research and development expense, which reduces Diluted net income per share by $0.003, which, with rounding, reduces Diluted net income per share to $0.18 instead of $0.19.

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Three Months Ended July 3, 2010, As Reflected in Financial Statement Schedules Dated July 28, 2010 and
As Updated on August 4, 2010
(In thousands)
(Unaudited)

	Three Months Ended		Three Months Ended
	July 3, 2010	Adjustments	July 3, 2010
	As reflected in		As updated on
	financial statement schedules dated July 28, 2010		August 4, 2010

Cash and Cash Equivalents at Beginning of Period	$619,303	$—	$619,303

Cash Flows from Operating Activities:
Net income	49,369	(762)	48,607
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,868	—	19,868
Amortization of debt discounts and fees	5,778	—	5,778
Loss on extinguishment of debt	5,321	—	5,321
Stock-based compensation	10,435	—	10,435
Loss on equity method investments	46	—	46
Gain on investments, net	(1,344)	—	(1,344)
Write-down of investment securities	1,500	—	1,500
Impairment of property, plant and equipment	263	—	263
Deferred income taxes	(67,560)	—	(67,560)
Provisions (recoveries) for losses (gains) on trade and installment contract receivables	(10,385)	—	(10,385)
Other non-cash items	2,400	—	2,400
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(1,395)	—	(1,395)
Installment contract receivables	12,710	—	12,710
Inventories	(4,876)	—	(4,876)
Prepaid expenses and other	(3,120)	(9,140)	(12,260)
Other assets	(1,788)	—	(1,788)
Accounts payable and accrued liabilities	4,339	762	5,101
Deferred revenue	28,069	—	28,069
Other long-term liabilities	8,508	—	8,508

Net cash provided by operating activities	58,138	(9,140)	48,998

Cash Flows from Investing Activities:
Proceeds from the sale of long-term investments	1,169	—	1,169
Purchases of property, plant and equipment	(8,866)	—	(8,866)
Purchases of software licenses	(2,030)	—	(2,030)
Investment in venture capital partnerships and equity investments	(500)	—	(500)
Cash paid in business combinations and asset acquisitions, net of cash acquired	(263,091)	9,140	(253,951)

Net cash used for investing activities	(273,318)	9,140	(264,178)

Cash Flows from Financing Activities:
Proceeds from issuance of 2015 Notes	350,000	—	350,000
Payment of Convertible Senior Notes	(187,150)	—	(187,150)
Payment of 2015 Notes issuance costs	(9,800)	—	(9,800)
Purchase of 2015 Notes Hedges	(76,635)	—	(76,635)
Proceeds from termination of Convertible Senior Notes Hedges	280	—	280
Proceeds from sale of 2015 Warrants	37,450	—	37,450
Tax benefit from employee stock transactions	29	—	29
Proceeds from issuance of common stock	75	—	75
Stock received for payment of employee taxes on vesting of restricted stock	(2,035)	—	(2,035)
Purchases of treasury stock	(39,997)	—	(39,997)

Net cash provided by financing activities	72,217	—	72,217

Effect of exchange rate changes on cash and cash equivalents	(737)	—	(737)

Decrease in cash and cash equivalents	(143,700)	—	(143,700)

Cash and Cash Equivalents at End of Period	$475,603	$—	$475,603

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income (Loss) Per Share
As Reflected in Financial Statement Schedules dated July 28, 2010 and
As Updated on August 4, 2010
(Unaudited)

	Three Months Ending	Three Months Ending	Year Ending	Year Ending
	October 2, 2010	October 2, 2010	January 1, 2011	January 1, 2011
	Forecast	Forecast	Forecast	Forecast
	As reflected in	As updated on	As reflected in	As updated on
	financial statement	August 4, 2010	financial statement	August 4, 2010
	schedules dated		schedules dated
	July 28, 2010		July 28, 2010

Diluted net income (loss) per share on a GAAP basis	$(0.08) to $(0.06)	$(0.10) to $(0.08)	$(0.01) to $0.03	$(0.04) to $(0.00)

Amortization of acquired intangibles	0.03	0.03	0.08	0.08
Stock-based compensation expense	0.04	0.04	0.16	0.16
Non-qualified deferred compensation expenses	—	—	0.01	0.01
Restructuring and other charges (credits)	—	—	(0.01)	(0.01)
Shareholder litigation costs	—	—	0.01	0.01
Integration and acquisition-related costs	—	0.02	0.01	0.04
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	—	(0.02)	(0.02)
Loss on extinguishment of debt	—	—	0.02	0.02
Amortization of debt discount	0.02	0.02	0.09	0.09
Acquisition-related income tax benefit	—	—	(0.25)	(0.25)
Income tax effect of non-GAAP adjustments	—	—	0.03	0.03

Diluted net income per share on a non-GAAP basis	$0.01 to $0.03	$0.01 to $0.03	$0.12 to $0.16	$0.12 to $0.16

*	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in Other income (expense), net.
Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Net Income (Loss)
As Reflected in Financial Statement Schedules dated July 28, 2010 and
As Updated on August 4, 2010
(Unaudited)

	Three Months Ending	Three Months Ending	Year Ending	Year Ending
	October 2, 2010	October 2, 2010	January 1, 2011	January 1, 2011
	Forecast	Forecast	Forecast	Forecast
	As reflected in	As updated on	As reflected in	As updated on
	financial statement	August 4, 2010	financial statement	August 4, 2010
	schedules dated		schedules dated
($ in Millions)	July 28, 2010		July 28, 2010

Net income (loss) on a GAAP basis	$(22) to $(16)	$(26) to $(20)	$(2) to $8	$(11) to $(1)

Amortization of acquired intangibles	7	7	21	21
Stock-based compensation expense	12	12	43	43
Non-qualified deferred compensation expenses	—	—	2	2
Restructuring and other charges (credits)	—	—	(1)	(1)
Shareholder litigation costs	—	—	3	3
Integration and acquisition-related costs	1	5	3	12
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	—	(5)	(5)
Loss on extinguishment of debt	—	—	5	5
Amortization of debt discount	6	6	23	23
Acquisition-related income tax benefit	—	—	(67)	(67)
Income tax effect of non-GAAP adjustments	(1)	(1)	7	7

Net income on a non-GAAP basis	$3 to $9	$3 to $9	$32 to $42	$32 to $42

*	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in Other income (expense), net.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 4, 2010

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ Kevin S. Palatnik
Kevin S. Palatnik
Senior Vice President and Chief Financial Officer